                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                          GREAT LAKES REIT
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                                GREAT LAKES REIT

                               823 COMMERCE DRIVE
                                   SUITE 300
                           OAK BROOK, ILLINOIS 60523

                                                                   April 6, 1999

Dear Fellow Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Great Lakes REIT (the "Company"), which will be held at The Lodge at the McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois on May 19, 1999 at 10:00 a.m., local time.

    At the Annual Meeting, you will be asked to consider and vote upon (1) a proposal to elect seven trustees for terms expiring at the Annual Meeting to be held in 2000; and (2) such other matters as may properly come before the meeting or any adjournments or postponements thereof.

    The accompanying Notice of Annual Meeting of Shareholders and proxy statement contain information about the Annual Meeting, including information about the proposal to elect seven trustees for terms expiring at the Annual Meeting to be held in 2000.

    After careful consideration, your Board of Trustees recommends that all shareholders vote "FOR" each of the seven Trustees nominated for terms expiring at the Annual Meeting in 2000.

    It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

    We encourage you to attend the Annual Meeting in person, but whether you expect to attend the Annual Meeting or not, we urge you to return your proxy card promptly.

                                          Sincerely yours,

                                              [SIGNATURE]

                                          Richard A. May
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

Your vote is important. Please complete, sign and date and return the enclosed proxy card as soon as possible. Otherwise, your vote cannot be counted.

                                GREAT LAKES REIT

                               823 COMMERCE DRIVE
                                   SUITE 300
                           OAK BROOK, ILLINOIS 60523

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 19, 1999
                             ---------------------

To the Shareholders of Great Lakes REIT:

    Notice is hereby given that the Annual Meeting of the Company will be held at The Lodge at the McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois on May 19, 1999 at 10:00 a.m., local time, for the following purposes:

    1. To consider and vote upon a proposal to elect seven trustees for terms expiring at the Annual Meeting in 2000.

    2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    Only holders of record of the Company's common shares of beneficial interest at the close of business on March 19, 1999, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

    The election to the Company's Board of Trustees of each of the nominees specified requires the affirmative vote of a plurality of the votes cast at the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. If a proxy is signed but no voting instructions are indicated thereon, that proxy will be voted "for" each of the Trustees nominated pursuant to the Trustee election proposal. If you attend the Annual Meeting, you may withdraw the proxy and vote in person.

                                          By Order of the Board of Trustees,

                                                     [SIGNATURE]

                                          Richard L. Rasley
                                          SECRETARY

Oak Brook, Illinois
April 6, 1999

                                GREAT LAKES REIT

                                ----------------

                                PROXY STATEMENT

                             ---------------------

    This proxy statement is being furnished to the holders of the common shares of beneficial interest, $.01 par value per share (the "Common Shares"), of the Company in connection with the solicitation of proxies by the Board of Trustees of the Company (the "Board of Trustees") for use at the Annual Meeting to be held at The Lodge at the McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois on May 19, 1999 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

    At the Annual Meeting, shareholders will be asked to consider and vote upon a proposal to elect seven trustees for terms expiring at the Annual Meeting in 2000.

    The Board of Trustees has fixed the close of business on March 19, 1999 as the record date for the determination of shareholders entitled to receive notice of and vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were 16,526,461 Common Shares issued and outstanding.

    This proxy statement and the accompanying proxy are first being mailed to shareholders of the Company on or about April 6, 1999.

VOTING OF PROXIES

    The proxy accompanying this proxy statement is solicited on behalf of the Board of Trustees for use at the Annual Meeting. Shareholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to the Company. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote the Common Shares represented thereby for the election as trustee of the Company of each of the nominees proposed by the Board of Trustees. The Board of Trustees is not currently aware of any matters other than those referred to herein that will come before the Annual Meeting. Because the Company did not receive by March 22, 1999 (the deadline determined under Section 13 of the Company's Bylaws) notice of any matter intended to be raised by a shareholder at the Annual Meeting, the persons designated as proxy holders in the proxy card will vote the shares represented thereby, with regard to any other matter as may properly come before the Annual Meeting, as recommended by the Board of Trustees or, if no such recommendation is given, in their own discretion.

VOTE REQUIRED

    Under Maryland law and the Company's Declaration of Trust, the election to the Board of Trustees of each of the nominees proposed by the Board of Trustees requires the affirmative vote of a plurality of the votes cast at the Annual Meeting.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

    The holders of a majority of the Common Shares issued and outstanding and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

    Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting, who will determine whether or not a quorum is present. Votes may be cast for, against or as abstentions. Broker/dealers who hold their customers' shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/ dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of trustees. Abstentions on the trustee election proposal will have no effect on the result of the proposal.

    Each shareholder who signs and returns a proxy in the form enclosed with this proxy statement may revoke it at any time prior to its exercise by giving notice of such revocation to the Company in writing to the Secretary of the Company, by signing and timely returning a later dated proxy, or by voting in person at the Annual Meeting. Unless so revoked, the Common Shares represented by each such proxy will be voted at the meeting and any adjournment thereof. Presence at the meeting of a shareholder who has signed a proxy but does not duly revoke it or request to vote in person does not revoke that proxy.

                              ELECTION OF TRUSTEES

    The Board of Trustees presently consists of seven members. All trustees hold office for a term of one year or until their successors have been elected.

    At the Annual Meeting, shareholders will elect a board consisting of seven trustees. Unless authority to do so is specifically withheld, the persons named in the accompanying proxy will vote for the election of each of the nominees named below. Under Maryland law and the Company's Declaration of Trust, the seven nominees who receive the most votes at the meeting will be elected as trustees. All of the nominees currently are trustees of the Company.

    The name, age, and current principal position(s), if any, with the Company of each nominee for trustee is as follows:

                           TRUSTEE
         NAME               SINCE         AGE           PRESENT PRINCIPAL POSITION AND OFFICES WITH THE COMPANY
-----------------------  ------------     ---     -------------------------------------------------------------------
Richard A. May               1992         54      Chairman of the Board, Chief Executive Officer and Trustee
James J. Brinkerhoff         1996         48      Trustee
Patrick R. Hunt              1998         45      President, Chief Operating Officer and Trustee
Daniel E. Josephs            1993         67      Trustee
Daniel P. Kearney            1998         59      Trustee
Edward Lowenthal             1996         54      Trustee
Donald E. Phillips           1992         66      Trustee

    RICHARD A. MAY. Mr. May co-founded the Company in 1992 and has served as principal executive officer and as Chairman of the Board of Trustees of the Company since its inception. Mr. May is currently the Chairman of the Board and Chief Executive Officer of the Company. In 1986, Mr. May co-founded Equity Partners, Ltd. (the "Advisor") and from 1987 until April 1, 1996, Mr. May was an officer and shareholder of the Advisor. Mr. May is a licensed real estate broker in the States of Illinois and Indiana and holds several inactive National Association of Securities Dealers, Inc. licenses. He is also a member of the National Association of Real Estate Investment Trusts ("NAREIT"). Mr. May received his Bachelor's Degree in mechanical engineering from the University of Illinois and received his MBA degree from The University of Chicago.

    JAMES J. BRINKERHOFF. Mr. Brinkerhoff has served as a member of the Board of Trustees since August 1996. Mr. Brinkerhoff is Executive Vice President, of Fortis Advisers, Inc. ("Fortis Advisers"), the New York-based investment management affiliate of Fortis, Inc. Prior to joining Fortis Advisers in 1994, he was Senior Vice President and Portfolio Manager with Aldrich, Eastman & Waltch, Inc. ("AEW"), a Boston-based pension fund advisor. While at AEW, Mr. Brinkerhoff was responsible for managing the United States Real Estate Portfolio of the Church Commissioners for England. From 1983 to 1993, he was an officer and partner of Chesterton International, a London-based real estate adviser, where he was responsible for the creation and management of the Church Commissioners' United States Real Estate Portfolio. Mr. Brinkerhoff received his MBA degree from the Wharton School, University of Pennsylvania, and received his Bachelor's Degree from Boston University. He is a full member of the Urban Land Institute.

    PATRICK R. HUNT. Mr. Hunt, President and Chief Operating Officer, joined the Company in August 1997 and has general supervisory responsibility for the Company's operating activities. From 1983 until August 1997, Mr. Hunt was employed by Jones Lang LaSalle (formerly LaSalle Partners), a Chicago-based provider of international real estate services. At Jones Lang LaSalle, Mr. Hunt most recently served as managing director of portfolio management and client servicing of Jones Lang LaSalle's commingled fund investments. Prior to that, he served as Administrative Head of Jones Lang LaSalle's Los Angeles corporate office. From 1975 to 1983, Mr. Hunt was employed by Harris Trust and Savings Bank in Chicago, where he served as a Vice President in the Corporate Banking Department. Mr. Hunt is a member of the Pension Real Estate Association and NAREIT. He received his Bachelor's Degree from Northwestern University and received his MBA degree from The University of Chicago.

    DANIEL E. JOSEPHS. Mr. Josephs has served as a member of the Board of Trustees since March 1993. Mr. Josephs is currently an independent business consultant. From 1985 through 1995, Mr. Josephs served as the President, Chief Operating Officer and Director of Dominick's Finer Foods of Northlake, Illinois, a major Chicago-area retail grocery company. Mr. Josephs currently serves on the Board of Trustees of Options for People, Inc., a Chicago-area non-profit concern. Mr. Josephs received his Bachelor's Degree from Northwestern University and received his MBA degree from The University of Chicago.

    DANIEL P. KEARNEY. Mr. Kearney has served as a member of the Board of Trustees since April 1998. Mr. Kearney is currently an independent financial consultant. From 1990 through February 1998, Mr. Kearney was employed by Aetna Inc. He most recently served as Executive Vice President and Chief Investment Officer of Aetna Inc. and as President of Aetna Retirement Services. From 1989 to 1990, Mr. Kearney was President and Chief Executive Officer of the Resolution Trust Corporation Oversight Board. From 1988 to 1989, Mr. Kearney was a Principal of AEW. Prior to joining AEW, Mr. Kearney was a Managing Director of Salomon Brothers Inc. Mr. Kearney currently serves as a member of the Board of Directors of MBIA, Inc., a municipal bond financial guarantee company that is listed on the New York Stock Exchange ("NYSE"). Mr. Kearney received his Bachelor's Degree and Master's Degree from Michigan State University and received his JD degree from The University of Chicago Law School.

    EDWARD LOWENTHAL. Mr. Lowenthal has served as a member of the Board of Trustees since August 1996. Mr. Lowenthal was a Founder, Trustee and President of Wellsford Residential Property Trust ("WRP"), a NYSE-listed multi-family REIT that was acquired by Equity Residential Properties Trust ("Equity Residential"), a publicly traded apartment property REIT, on May 30, 1997. Upon completion of Equity Residential's acquisition of WRP, Mr. Lowenthal (1) joined the Board of Trustees of Equity Residential and (2) became President and a director of Wellsford Real Properties Inc., a real estate company that is listed on the American Stock Exchange. Mr. Lowenthal is a member of the Board of Governors of NAREIT. Mr. Lowenthal currently serves as a member of the Boards of Directors of Omega Healthcare Investors, Inc., Omega Worldwide, Inc. and Corporate Renaissance Partners. He received his Bachelor's Degree from Case Western Reserve University and received his JD degree from Georgetown University Law Center.

    DONALD E. PHILLIPS. Mr. Phillips has served as a member of the Board of Trustees since September 1992. Mr. Phillips is currently retired. From 1960 until 1980, Mr. Phillips served as a corporate executive in a variety of capacities for International Minerals & Chemicals Corporation of Northbrook, Illinois and, from 1976 to 1980, he was Group President & CEO of IMC Industry Group, Inc. ("IMC"), a chemical and minerals firm. From 1980 until 1988, he served as Group President and CEO of Pitman Moore, Inc., then a wholly owned subsidiary of IMC. Mr. Phillips currently serves as Chairman of the Board of Directors of Synbiotics Corporation and is also a member of the Board of Directors of Potash Corporation. Mr. Phillips received his Bachelor's Degree from Mississippi College and received his MBA degree from the University of Mississippi. He is also a graduate of the Executive Program in Business Administration in the Graduate School of Business, Columbia University and he is a recipient of an Honorary Doctor of Laws degree from Mississippi College.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT ALL SHAREHOLDERS VOTE "FOR" THE ELECTION AS A TRUSTEE OF EACH OF THE NOMINEES SET FORTH ABOVE.

COMMITTEES OF THE BOARD OF TRUSTEES

    The Company has standing Audit, Compensation, Nominating and Finance Committees.

    AUDIT COMMITTEE. The Audit Committee was established by the Board of Trustees in 1993 and is responsible for making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, considering the range of audit and non-audit professional fees and reviewing with the independent accountants and management, the adequacy of the Company's internal accounting controls. The Audit Committee is required to be comprised of two or more members of the Board of Trustees who are not also employees of the Company (each, an "Independent Trustee"). The current members of the Audit Committee are Messrs. Phillips (Chairman), Brinkerhoff and Josephs.

    COMPENSATION COMMITTEE. The Compensation Committee was established by the Board of Trustees in 1995 and is responsible for establishing remuneration levels for executive officers of the Company and administering the 1997 Equity and Performance Incentive Plan (the "1997 Incentive Plan") and any other incentive programs. The Compensation Committee is required to be comprised of three or more Independent Trustees. The Compensation Committee currently consists of Messrs. Josephs (Chairman), Lowenthal and Phillips.

    NOMINATING COMMITTEE. The Nominating Committee was established by the Board of Trustees in 1997 and is responsible for recommending criteria for membership on the Board; soliciting potential Board candidates when there is a need to fill a current or future Board position; proposing to the full Board recommendations to fill vacant positions on the Board; and considering and recommending to the full Board the types and functions of Board committees. The Nominating Committee is required to be comprised of three or more independent Trustees. The Nominating Committee currently consists of Messrs. Brinkerhoff (Chairman), Josephs and Kearney. The Committee has adopted the policy that it will consider nominees recommended by shareholders. Any such nominations should be submitted to the Committee through a written recommendation addressed to the Secretary of the Company.

    FINANCE COMMITTEE. The Finance Committee was established by the Board of Trustees in 1998 and is responsible for reviewing management proposals and making recommendations to the Board regarding matters related to the debt and equity capitalization of the Company, dividend policy and other finance matters. The Finance Committee currently consists of Messrs. May (Chairman), Kearney and Lowenthal

    During 1998, 13 meetings of the Board of Trustees were held, two meetings of the Audit Committee were held, six meetings of the Compensation Committee were held, two meetings of the Nominating Committee were held, and four meetings of the Finance Committee were held. All trustees attended at least 75%, in the aggregate, of the number of meetings of the Board of Trustees and the committees of which they were members during their periods of service as trustees and committee members during 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's trustees and executive officers, and holders of 10% or more of the outstanding Common Shares to file an initial report of ownership (Form 3) and reports of changes of ownership (Forms 4 and 5) of Common Shares with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon a review of these filings and written representations from the Company's trustees and executive officers that no other reports were required, the Company notes that the following Section 16(a) reports related to 1998 were delinquent: Richard L. Rasley, the Company's Executive Vice President and Secretary, reported on a Form 4 one transaction that should have been reported on an earlier Form 4 and Richard A. May, the Company's Chief Executive Officer, reported on a Form 5 one transaction that should have been reported on an earlier Form 4.

                             EXECUTIVE COMPENSATION

COMPENSATION OF TRUSTEES

    Members of the Board of Trustees and committees thereof who are Independent Trustees receive an annual retainer fee of $13,000 plus fees of $1,000 for each day on which they attend an in-person meeting of the Board of Trustees, $500 for each day on which they attend an in-person meeting of a committee of the Board of Trustees and $250 for each day on which they participate telephonically in a meeting of the Board of Trustees or a committee thereof. The Company reimburses each trustee for expenses incurred in attending meetings. In addition, Trustees who are not also officers of the Company are currently eligible to be granted options to acquire up to 5,000 Common Shares under the Amended and Restated Option Plan for Independent Trustees (the "Trustee Plan") at a price equal to the fair market value of the Common Shares as of the end of each fiscal year. As compensation for services performed during 1998, each of Messrs. Brinkerhoff, Josephs, Kearney, Lowenthal and Phillips received an option to purchase 5,000 Common Shares at an exercise price of $15.775 per share. Such options were exercisable when granted and will expire on the earlier of December 31, 2008 or six months after a trustee is removed by the shareholders for cause pursuant to the Company's Bylaws. Mr. Brinkerhoff assigned his 1998 share purchase option to Fortis Benefits Insurance Company ("FBIC"), the parent company of his employer.

    During the period of 30 days after any "change in control," a person entitled to exercise an option granted under the Trustee Plan may elect to require the Company to purchase all or any portion of such option at a purchase price equal to the difference between the fair market value and the option exercise price. For purposes of the Trustee Plan, a "change in control" means
(1) certain consolidations or mergers of the Company; (2) certain sales of all or substantially all of the assets of the Company; (3) the filing of a Schedule 13D or Schedule 14D-1 under the Exchange Act disclosing that any person had become the beneficial owner of 20% or more of the issued and outstanding shares of voting securities of the Company; (4) certain filings of reports or proxy statements with the Securities and Exchange Commission; or (5) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Trustees cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new member of the Board of Trustees was approved by a vote of at least two-thirds of the members of the Board of Trustees then still in office at the beginning of any such period.

    As cash compensation for their services in 1998, the Independent Trustees earned the following: Mr. Brinkerhoff $24,000; Mr. Josephs, $24,625; Mr. Kearney $9,250; Mr. Lowenthal $24,000; and Mr. Phillips, $24,625. Mr. Brinkerhoff assigned the cash compensation earned for such services to FBIC.

COMPENSATION OF EXECUTIVE OFFICERS

    The table below sets forth the summary compensation of the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company (the "Named Executive Officers") based on the aggregate compensation paid to such officers in 1998. Consequently, a portion of the 1996 compensation noted herein includes compensation paid to the Named Executive Officers by the Advisor. A portion of the option to purchase Common Shares granted to the Named Executive Officers in 1996 were originally granted to the Advisor pursuant to various services agreements and the Advisor subsequently transferred such options to its employees as permitted by the Advisor's stock option plan.

SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                        ------------------------------------------------
                                          ANNUAL COMPENSATION                             SECURITIES
                                  ------------------------------------    RESTRICTED      UNDERLYING
                                                SALARY                   SHARE AWARDS      OPTIONS/        ALL OTHER
  NAME AND PRINCIPAL POSITION       YEAR        ($)(1)      BONUS ($)      ($)(4)(2)     SARS (#)(3)   COMPENSATION ($)
--------------------------------  ---------  ------------  -----------  ---------------  ------------  -----------------
Richard A. May                      1998         236,250      162,422             --          34,700          11,636
  Chief Executive Officer           1997         225,000      112,500             --         320,000           4,152
                                    1996         180,000       72,000             --          49,578           4,038

Patrick R. Hunt                     1998         216,300      148,706             --          31,950           7,968
  President (5)                     1997         109,459       32,658             --         223,000           1,845

Richard L. Rasley                   1998         131,250       72,188             --          19,450           6,700
  Executive Vice President          1997         125,000       50,000             --         172,000           4,090
                                    1996         115,000       34,500             --          20,785           4,007

Raymond M. Braun                    1998         131,250       90,234        102,852          19,450           7,860
  Chief Investment Officer          1997         125,000       62,500             --         149,000           4,328
                                    1996         105,000       36,750        222,852          18,800           4,224

James Hicks                         1998         131,250       72,188             --          19,450           7,896
  Chief Financial Officer           1997         125,000       43,750             --         149,000           4,340
                                    1996         100,000       30,000         51,432          14,800           4,213

------------------------

(1) The salary information represents the individual's salary compensation paid
    (a) by the Company in 1998, 1997 and in 1996 for the period beginning on April 1, 1996 and ending December 31, 1996, and (b) by the Advisor for the period from January 1, 1996 to April 1, 1996.

(2) Effective April 1, 1996 and in connection with the Merger, Messrs. Rasley, Braun and Hicks received 8,571, 8,571 and 4,286 restricted Common Shares ("Restricted Shares"), respectively, as an inducement to accept employment with the Company. Effective May 1, 1996, Mr. Braun received an additional 10,000 Restricted Shares as an inducement to remain employed with the Company. Such Restricted Shares were valued at prices equal to the fair market value on the dates of grant, which in all cases was deemed to be $12.00. On April 1, 1997, the restrictions lapsed with respect to 4,285 Restricted Shares held by Messrs. Rasley and Braun and with respect to 2,143 Restricted Shares held by Mr. Hicks. On May 13, 1997, upon the closing of the initial public offering of Common Shares, the restrictions lapsed with respect to the remaining Restricted Shares held by Messrs. Rasley and Hicks and with respect to 4,286 Restricted Shares held by Mr. Braun. As of December 31, 1998, the number of Restricted Shares held by Mr. Braun was 10,000. As of December 31, 1998, the value of the Restricted Shares held by Mr. Braun was $159,000, based upon the closing price of the Common Shares on the NYSE Composite Tape on December 31, 1998 ($15.69). Dividends are paid on all the Restricted Shares held by Mr. Braun.

(3) Options granted during 1998, 1997 and 1996 were issued at exercise prices greater than or equal to the fair market value of Common Shares on the dates of grant. Since May 8, 1997, the first day the Common Shares were listed on the NYSE, fair market value has been determined by reference to the closing price of the Common Shares on the NYSE Composite Tape on the last trading day prior to the effective date of the grant. Prior to May 8, 1997, fair market value of the Common Shares was determined by the Board of Trustees. Options to purchase 17,578, 6,785, 2,800 and 2,800 Common Shares deemed to have been granted to Messrs. May, Rasley, Braun and Hicks, respectively, in 1996 represent options to purchase Common Shares that were assigned to such individuals by the Advisor during 1995 from a pool of options that had been granted to the Advisor by the Company pursuant to service agreements during the period from the Company's organization through December 31, 1995. Such options were exercisable on the date of grant. Options granted in 1996 under the Company's 1996 Option Plan, which plan was replaced in its entirety by the 1997 Incentive Plan, and in 1997 under the 1997 Incentive Plan expire upon the earliest of (a) ten years following the date of grant, (b) one year after the termination of the optionee's employment due to death or disability or (c) three months after the termination of the optionee's employment for any other reason. One-third of the options granted in 1996 became exercisable on September 24, 1997, and September 24, 1998 and the balance of such options (one-third of the shares covered thereby) become exercisable on September 24, 1999. One-half of the options granted on February 27, 1997 became exercisable on September 11, 1997 and the balance of such options will became exercisable August 27, 1998. One-half of the options granted on December 31, 1997 became exercisable on the date of grant and such options will become exercisable in full on June 30, 1999. One third of the options granted in 1998 become exercisable on the anniversary of the grant date, November 18, in each of the years 1999, 2000 and 2001. All such options become exercisable in full upon a "change in control" of the Company (defined substantially the same as under the Trustee Plan, see "--Compensation of Trustees" herein).

(4) These amounts represent group life and health insurance premiums paid by the Advisor and the Company (for 1996) and the Company (for 1997 and 1998). In addition, the amounts include payments made by the Company during 1998 for financial planning services.

(5) Mr. Hunt became an employee of the Company in September 1997; therefore, no information is presented for 1996. Mr. Hunt received $43,469 of additional compensation in 1997 in connection with his accepting employment with the Company.

OPTION/SAR GRANTS IN FISCAL 1998

    The following table sets forth certain information regarding share purchase options granted to and exercised by the Named Executive Officers during 1998 and the share purchase options held by them as of December 31, 1998. No SARs were granted by the Company during 1998.

                                            INDIVIDUAL GRANTS
                        ---------------------------------------------------------
                          NUMBER OF                                                POTENTIAL REALIZABLE VALUE
                         SECURITIES    PERCENT OF TOTAL                            AT ASSUMED ANNUAL RATES OF
                         UNDERLYING      OPTIONS/SARS                               STOCK PRICE APPRECIATION
                        OPTIONS/SARS      GRANTED TO       EXERCISE                  FOR OPTION TERM (2)($)
                           GRANTED       EMPLOYEES IN      PRICE PER   EXPIRATION  --------------------------
         NAME              (#)(1)         FISCAL YEAR      SHARE ($)      DATE          5%           10%
----------------------  -------------  -----------------  -----------  ----------  ------------  ------------
Richard A. May             34,700              13.10%          16.25    11/17/08     354,617.96    898,671.53
Patrick R. Hunt            31,950              12.06%          16.25    11/17/08     326,514.23    827,451.16
Richard L. Rasley          19,450               7.34%          16.25    11/17/08     198,770.01    503,722.23
Raymond M. Braun           19,450               7.34%          16.25    11/17/08     198,770.01    503,722.23
James Hicks                19,450               7.34%          16.25    11/17/08     198,770.01    503,722.23

------------------------

(1) Such options were granted on November 18, 1998 under the 1997 Incentive Plan. Options on one-third of the shares covered thereby become exercisable on the anniversary of the date of the grant, November 18, in each of the years 1999, 2000 and 2001. Such options expire upon the earliest of: (a) November 17, 2008, (b) one year after the termination of the optionee's employment due to death or disability or (c) three months after the termination of the optionee's employment for any other reason. All such options become exercisable in full upon a "change in control" of the Company (defined substantially the same as under the Trustee Plan, see "--Compensation of Trustees" herein).

(2) Based on a ten-year term and annual compounding, the 5% and 10% calculations are set forth in compliance with Securities and Exchange Commission rules. The appreciation calculators are not necessarily indicative of future values of options or of the Common Shares.

AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table sets forth information concerning all share purchase options exercised during fiscal 1998 and unexercised share purchase options held at the end of that fiscal year by the Named Executive Officers.

                                                              NUMBER OF UNDERLYING
                                                             UNEXERCISED OPTIONS AT        VALUE OF UNEXERCISED
                                                                    12/31/98            IN-THE- MONEY OPTIONS/SARS
                                  SHARES        VALUE     ----------------------------      AT 12/31/98 ($)(1)
                               ACQUIRED ON    REALIZED     EXERCISABLE   UNEXERCISABLE  --------------------------
            NAME               EXERCISE (#)      ($)      (# OF SHARES)  (# OF SHARES)  EXERCISABLE  UNEXERCISABLE
-----------------------------  ------------  -----------  -------------  -------------  -----------  -------------
Richard A. May...............      173,166       28,665       145,000         57,867            --        28,668

Patrick R. Hunt..............       75,000           --        11,500        118,450            --            --

Richard L. Rasley............       79,000           --        90,667         31,117        12,543        12,543

Raymond M. Braun.............           --           --       171,667         31,783        94,204        14,333

James Hicks..................        4,000       10,750       142,000         30,450            --        10,750

--------------------------

(1) Value based on the closing price of a Company Common Share of $15.69 on December 31, 1998, as reported on the NYSE Composite Tape, minus the exercise price.

EMPLOYMENT AGREEMENTS

    The Company and each of the Named Executive Officers are parties to employment agreements dated July 17, 1998 (the "Employment Agreements"). Pursuant to the Employment Agreements, each Named Executive Officer has agreed to serve as an executive officer of the Company for a specified term, which for Messrs. May and Hunt is through June 30, 2001 and for Messrs. Rasley, Hicks, and Braun is through June 30, 2000. The term of each Employment Agreement will be automatically extended for an additional year unless earlier terminated. Each of the Named Executive Officers has agreed to refrain from engaging in certain defined "competitive activities" for a one year period following any termination for which he has received a payment under his Employment Agreement.

    Each Employment Agreement provides for compensation to be paid to the Named Executive Officers under four different scenarios. First, if the Named Executive Officer's employment is terminated for any reason other than for cause, death, or permanent disability, or if the Named Executive Officer terminates his employment for Good Reason, the Named Executive Officer will be entitled to receive a lump sum payment equal to two times the sum of: (1) his highest annual base pay during the term of the Employment Agreement and (2) his most recent bonus percentage multiplied by such annual base pay, and, for a period of 12 months following the date of his termination the Company will continue to provide the Named Executive Officer with employee benefits that are substantially similar to those he was receiving or entitled to receive prior to such date. Second, if the Named Executive Officer's employment is terminated due to his permanent disability, the Named Executive Officer will be entitled to receive a lump sum payment equal to two times the sum of: (1) his highest annual base pay during the term of the Employment Agreement and (2) his most recent bonus percentage multiplied by such annual base pay, and, for a period of 24 months following his termination date the Company will continue to provide the Named Executive Officer with employee benefits that are substantially similar to those he was receiving or entitled to receive prior to such date. Third, if the Named Executive Officer's employment is terminated due to his death, his estate shall be entitled to receive a lump sum payment equal to two times the sum of:
(1) the Named Executive Officer's highest annual base pay during the term of the Employment Agreement and (2) his most recent bonus percentage multiplied by such annual base pay. Fourth, in the event there has been a Change in Control, if the Named Executive Officer's employment is terminated for any reason other than for cause, including as a result of the executive's death and the executive's permanent disability, during a 12-month severance period following any such Change in Control, each of Messrs. Rasley, Braun and Hicks will be entitled to receive a lump sum payment equal to two times the sum of: (1) his respective highest annual base pay during the term of the Agreement and (2) his most recent bonus percentage multiplied by such annual Base Pay, and each of Messrs. May and Hunt will be entitled to receive a lump sum payment equal to three times the sum of: (1) his respective highest annual Base Pay during the term of the Agreement and (2) his most recent bonus percentage multiplied by such annual Base Pay. In addition, for a period of 12 months following his termination date the Company will continue to provide the Named Executive Officer with employee benefits that are substantially similar to those he was receiving or entitled to receive prior to the termination date. Any payments made by the Company pursuant to the Employment Agreement will be increased in the event the contractual payments to any of the Named Executive Officers become subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended.

    "Good Reason" is defined in the Employment Agreements as (1) the executive's resignation or retirement is requested by the Company other than for cause; (2) any significant change in the nature or scope of the executive's duties or level of authority and responsibility; (3) any reduction in the executive's applicable total compensation or benefits other than a reduction in compensation or benefits applicable to substantially all of the Company's employees; (4) a breach by the Company of any other material provision of the change in control agreement; or (5) a reasonable determination by the executive that, as a result of a change in control of the Company and a change in circumstances thereafter significantly affecting the executive's position, the executive is unable to exercise the prior level of the executive authority and responsibility. A "Change in Control" is deemed to occur under the Employment Agreements if (1) any person becomes the beneficial owner of 50% or more of the outstanding Common Shares, (2) during any 24-month period, individuals who at the beginning of such period constitute the Board of Trustees (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Trustees; provided, however, that any individual becoming a trustee during such period whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened contest for the election of trustees (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, or any successor rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Trustees, (3) certain consolidations or mergers of the Company occur, (4) certain sales, leases, exchanges or other transfers of all, or substantially all, of the assets of the Company or (5) if the Company files a report or proxy statement with the Securities and Exchange Commission that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction.

LIMITED PURPOSE EMPLOYEE LOAN PROGRAM

    The Company has established the Limited Purpose Employee Loan Program (the "Employee Loan Program") for the purpose of attracting and retaining key employees by facilitating their ability to implement the Company's long term incentive programs. Under the Employee Loan Program, the Compensation Committee has authorized the Company to make loans and loan guarantees to, or for the benefit of any employee of the Company to facilitate the implementation of the Company's long- term incentive plans. Under the Employee Loan Program, subject to certain limitations that became effective as of March 1, 1998, employees may borrow to fund up to 100% of (1) the cost of exercising share purchase options held by the employee or (2) individual income tax obligations which may arise as a result of aspects of the implementation of the Company's long-term incentive plans. Loans under the Employee Loan Program bear interest payable quarterly at the interest rate for borrowings under the Company's bank credit facility, are recourse to the employees and are secured by a pledge of the shares acquired by the employee through this program. Such loans expire on (1) the earlier of the fifth anniversary of the loan date and (2) the date that is 60 days following the termination of employment. As of December 31, 1998, employees had acquired an aggregate of 819,323 Common Shares through this program with aggregate outstanding loan amounts of $12,234,797 due the Company.

    Mr. May borrowed $2,832,756 in 1998 under the Employee Loan Program, all of which was outstanding at December 31, 1998. The proceeds of Mr. May's loan were used to pay the purchase price for options covering 173,166 Common Shares and withholding taxes related to the exercise of the share purchase options. Mr. Hunt borrowed $1,274,648 in 1998 under the Employee Loan Program, all of which was outstanding at December 31, 1998. The proceeds of Mr. Hunt's loan were used to pay the purchase price for options covering 75,000 Common Shares and withholding taxes related to the exercise of the share purchase options. Mr. Rasley borrowed $1,264,000 in 1998, all of which was outstanding at December 31, 1998. The proceeds of Mr. Rasley's loan were to pay the exercise price for options covering 79,000 Common Shares. Mr. Hicks borrowed $52,000 in 1998, all of which was outstanding at December 31, 1998. The proceeds of Mr. Hicks' loan were used to pay the exercise price for options covering 4,000 Common Shares.

    The following table summarizes the borrowings made by the Named Executive Officers during 1998.

                                                                                                  SHARES ACQUIRED
                                                                    TOTAL           AMOUNT           WITH THE
                                                                  BORROWINGS   OUTSTANDING AS OF  PROCEEDS OF THE
                             NAME                                DURING 1998   DECEMBER 31, 1998  EMPLOYEE LOANS
                    -----------------------                      ------------  -----------------  ---------------
Richard A. May.................................................  $  2,832,756    $   2,832,756         173,166

Patrick R. Hunt................................................  $  1,274,648    $   1,274,648          75,000

Richard L. Rasley..............................................  $  1,264,000    $   1,264,000          79,000

James Hicks....................................................  $     52,000    $      52,000           4,000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee currently consists of Messrs. Josephs (Chairman), Lowenthal and Phillips. None of the members of the Compensation Committee is or has ever been an officer or employee of the Company or had any other relationship with the Company, except as a member of the Board of Trustees and as a shareholder.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    During 1998 the Compensation Committee of the Board of Trustees (the "Committee") was comprised of Messrs. Josephs (Chairman), Lowenthal and Phillips. The Board of Trustees has delegated to the Committee the authority to determine the compensation of the Company's executive officers and other key management employees. The Committee's primary objective is to ensure that the Company's compensation policies attract, motivate and retain qualified managers in a manner consistent with maximization of shareholder value. The Company's compensation is structured philosophically on a "pay for performance" foundation and thus recognizes the desirability of compensation directed specifically to motivate and reward executive managers for achieving both short and long-term performance objectives. Compensation is comprised of three major components: base salary, incentive bonus and stock options.

    Until April 1, 1996, the Company had no employees and all services were provided by the Advisor pursuant to various fee-for-service agreements. The information reported under "--Compensation of Executive Officers" represents the aggregate compensation paid to the Named Executive Officers (1) by the Company for the years ended December 31, 1998 and December 31, 1997 and for the period from April 1, 1996 to December 31, 1996 and (2) by the Advisor for the period from January 1, 1996 to April 1, 1996.

BASE SALARY

    Base salaries are determined in the context of an individual's responsibilities and competitive benchmarking. Base salaries are reviewed annually and adjusted on the basis of individual performance and competitive considerations. In making base salary adjustments, the Committee considers an individual's performance, especially the effective discharge of assigned responsibilities and the leadership and motivation provided to subordinates. In making salary decisions for 1998, the Committee considered the effects of inflation and certain subjective criteria, including the Committee's evaluation of each executive officer's performance of his duties.

    In 1998, the Company offered an annual incentive bonus compensation program for the executive officers that was designed to motivate short-term performance. Participants in the program were entitled to an annual incentive bonus based upon (1) the relationship of the Company's actual funds from operations ("FFO") compared to budgeted FFO for the 1998 fiscal year; and (2) the individual's attainment of personal objectives. Seventy-five percent of each participant's bonus was to be determined with reference to the FFO component and the remaining 25% of the bonus was to be determined with reference to personal goal attainment. Personal goals generally specified attainment of particular objectives or management responsibilities for the participant. The Committee believes that the relatively heavy weight assigned to attainment of the Company's budgeted FFO was appropriate in the light of the priority of maximizing shareholder value and the desirability of emphasizing teamwork in the management of the Company.

    Under the 1998 incentive compensation program, each executive officer was assigned "threshold," "target" and "maximum" bonuses that were a fixed percentage of base salary. These percentages were 25%, 50% and 100%, respectively, for Messrs. May, Hunt and Braun; and 25%, 40% and 80%, respectively, for Messrs. Rasley and Hicks. Each participant was entitled to receive at least 75% of the designated bonus percentage based upon the Company's achievement of FFO budgets established by the Committee. If the threshold FFO was not met, no bonus would be paid; if the threshold FFO but not the target FFO was met, the threshold bonus would be paid; and if the target FFO was met or exceeded, the target bonus would be paid and the bonus would be increased on a linear basis up to the maximum based upon a scale established by the Committee. In 1998 the Committee determined that the target FFO had been exceeded but the maximum had not been reached. In addition, the Committee concluded that each of the executive officers had met their personal objectives. Therefore, the Committee determined that each participant in the incentive compensation program should receive an amount an amount more than his or her respective target bonus but less than his or her respective maximum bonus.

SHARE PURCHASE OPTION GRANTS

    The Committee seeks to ensure that the executive officers of the Company focus attention on long-term objectives, including maximization of value for shareholders. The Committee believes that share purchase options are an appropriate compensation tool to motivate and reward executive managers for long-term performance. The Committee believes that the price of the Common Shares is an appropriate index of long-term value creation by the management group. In 1998, the Committee granted an aggregate of 200,000 performance-based options to purchase Common Shares to executive officers. See "--Compensation of Executive Officers--Share Purchase Option Grants in Fiscal 1998."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Mr. May's salary compensation as reported under "Executive
Compensation--Summary Compensation Table" for 1998 was $236,250, which was 5% higher than the corresponding amount reported for 1997. In making such determination, the Committee considered, among other things, competitive benchmarking and the Company's performance in the preceding twelve-month period compared to budgeted performance.

    Mr. May participated in the annual incentive bonus compensation program and his target bonus was 50% of his base salary. Consistent with the approach described above regarding incentive bonuses for other executive officers, and based upon the determination that the target FFO had been exceeded, Mr. May received a bonus payout for 1998 equal to 68.75% of his base salary. Mr. May also received performance-based share purchase options covering 34,700 Common Shares. See "--Compensation of Executive Officers--Stock Option Grants in Fiscal 1998."

LIMITATIONS ON DEDUCTIBILITY

    In 1993, changes were made to the federal corporate income tax law that limit the ability of public companies to deduct compensation in excess of $1 million paid annually to each of the chief executive officer and the other four most highly compensated executive officers. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company's shareholders. It is the Committee's policy to seek to qualify executive compensation for deductibility where practicable and to the extent that such policy is consistent with the Company's overall objectives in attracting, motivating and retaining its executives. The Company believes that, based upon current compensation levels, compensation paid in 1998 should be fully deductible.

THE COMPENSATION COMMITTEE DURING 1998

                  Daniel E. Josephs (Chairman)
                  Edward Lowenthal
                  Donald E. Phillips

PERFORMANCE GRAPH

    The following graph compares the percentage change in the cumulative return on the Common Shares with that of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the National Association of Real Estate Investment Trusts Equity Index (the "NAREIT Equity Index") at May 8, 1997 (the first day the Common Shares were listed on the NYSE) and the last day of each quarter of 1998 and 1997 subsequent to May 8, 1997. The graph assumes a $100 investment and reinvestment of dividends.

                             GREAT LAKES REIT   S&P 500 INDEX   NAREIT EQUITY INDEX
05-8-97                          $  100.00        $   100.00         $   100.00
06-97                               108.00            107.89             107.94
09-97                               126.36            115.45             120.70
12-97                               131.63            118.50             122.81
03-98                               132.28            134.35             122.24
06-98                               121.78            138.25             116.63
09-98                               118.19            123.99             104.36
12-98                               113.57            149.83             101.31

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of Common Shares as of March 1, 1999 by (1) each trustee, (2) each of the Named Executive Officers, (3) all trustees and executive officers of the Company as a group and (4) each other person who is known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Shares. Unless otherwise indicated in a footnote, all such Common Shares are owned directly, and the indicated person has sole voting and investment power.

                                                                                         SHARES      PERCENTAGE
                                                                                       BENEFICIALLY BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                                    OWNED (1)       OWNED
-------------------------------------------------------------------------------------  -----------  -------------
Morgan Stanley Dean Witter & Co. (2) ................................................   2,520,600         15.28%
  1585 Broadway
  New York, NY 10036
Fortis Benefits Insurance Co. (3) ...................................................   1,015,000          6.15%
  One Chase Manhattan Plaza
  New York, NY 10005
Nike Securities L.P. (4) ............................................................     915,059          5.55%
  1001 Warrenville Road
  Lisle, IL 60532
Raymond M. Braun (5).................................................................     209,838          1.26%
James J. Brinkerhoff.................................................................          --         *
James Hicks (6)......................................................................     176,286          1.06%
Patrick R. Hunt (7)..................................................................     211,500          1.28%
Daniel E. Josephs (8)................................................................      69,356         *
Daniel P. Kearney (9)................................................................       6,500         *
Edward Lowenthal (10)................................................................      25,630         *
Richard A. May (11)..................................................................     649,604          3.90%
Donald E. Phillips (12)..............................................................      53,980         *
Richard L. Rasley (13)...............................................................     289,346          1.74%
All trustees and officers as a group (11 persons) (14)...............................   1,692,040          9.84%

------------------------

 *  Less than 1%

(1) All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(2) As reported in the most recent Schedule 13G filed with the Securities and Exchange Commission, by Morgan Stanley Dean Witter & Co., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 ("MSDW"), and Morgan Stanley Dean Witter Investment Management Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 ("MSIM"), (i) MSDW has shared voting power as to 1,938,300 Common Shares and shared dispositive power as to 2,520,600 Common Shares and
    (ii) MSIM has shared voting power as to 1,319,000 Common Shares and shared dispositive power as to 1,896,300 Common Shares. Also includes options exercisable within 60 days of March 1, 1999 to purchase 5,000 Common Shares, which options were granted to a former trustee of the Company as trustee compensation and assigned by such trustee to MSIM.

(3) Based on the most recent Schedule 13D on file with the Securities and Exchange Commission. Includes options exercisable within 60 days of March 1, 1999 to purchase 15,000 Common Shares, which options were granted to Mr. Brinkerhoff as trustee compensation and assigned by Mr. Brinkerhoff to FBIC

(4) As reported in a Schedule 13G filed with the Securities and Exchange Commission by Nike Securities L.P., ("NLP"), a broker-dealer registered under section 15 of the Securities Exchange Act of 1934, and First Trust Advisers, L.P., ("FTALP") a investment adviser registered in accordance under Section 203 of the Investment Advisors Act of 1940, and Nike Securities Corporation ("NSC"), general partner of NLP and FTALP, each of NLP, FTALP and NSC have shared voting and dispositive power as to 915,059 Common Shares.

(5) Includes options exercisable within 60 days of March 1, 1999 to purchase 171,667 Common Shares.

(6) Includes options exercisable within 60 days of March 1, 1999 to purchase 142,000 Common Shares.

(7) Includes options exercisable within 60 days of March 1, 1999 to purchase 86,500 Common Shares.

(8) Includes options exercisable within 60 days of March 1, 1999 to purchase 24,000 Common Shares.

(9) Includes options exercisable within 60 days of March 1, 1999 to purchase 5,000 Common Shares.

(10) Includes options exercisable within 60 days of March 1, 1999 to purchase 15,000 Common Shares. Excludes 76,923 Common Shares that are beneficially owned by Wellsford Karpf Zarrilli Ventures, L.L.C. ("WKZV"). Mr. Lowenthal is a member of and may be deemed to beneficially own the 76,923 shares of Common Shares that are beneficially owned by WKZV, however, Mr. Lowenthal disclaims beneficial ownership of all such shares.

(11) Includes options exercisable within 60 days of March 1, 1999 to purchase 145,000 Common Shares and 8,824 Indemnification Shares (defined herein under the caption "Certain Relationships and Related Transactions--Advisor Relationship") held in escrow pursuant to the terms of the merger of the Advisor with and into the Company.

(12) Includes options exercisable within 60 days of March 1, 1999 to purchase 18,000 Common Shares.

(13) Includes options exercisable within 60 days of March 1, 1999 to purchase 90,667 Common Shares and 1,765 Indemnification Shares held in escrow pursuant to the terms of the merger of the Advisor with and into the Company.

(14) Includes options exercisable within 60 days of March 1, 1999 to purchase an aggregate of 622,834 Common Shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ADVISOR RELATIONSHIP

    From the Company's organization until the completion of the merger of the Advisor with and into the Company on April 1, 1996, the Advisor provided various services to the Company pursuant to an Advisory Agreement dated July 2, 1992 as restated July 1, 1994, relating to the selection, purchase, financing and operation of the Company's properties, and pursuant to other agreements regarding property management and offering administration activities.

    In connection with the merger of the Advisor with and into the Company, the shareholders of the Advisor received 100,000 Common Shares, 15,000 of which were placed in escrow to secure the indemnification obligations of the shareholders of the Advisor (the "Indemnification Shares"). Indemnification Shares that are not applied to indemnifiable damages will be distributed to the shareholders of the Advisor upon the later of (1) April 1, 2001 or (2) the expiration of the last applicable statute of limitations within which tax-based claims can be made. In addition, certain employees of the Advisor received Restricted Shares as an inducement to accept employment with the Company, including 8,571, 8,571 and 4,286 Restricted Shares issued to Messrs. Rasley, Braun and Hicks, respectively. The restrictions on one-half of the Restricted Shares lapsed on April 1, 1997 and May 13, 1997 (the closing date of the Company's public offering of Common Shares), respectively. In addition, effective May 1, 1996, Mr. Braun received an additional 10,000 Restricted Shares that vest in equal annual installments on May 1 of each of the years 1999 through 2002 provided that Mr. Braun is then employed by the Company.

MANAGEMENT LOANS

    Pursuant to the Employee Loan Program, an aggregate principal amount of $9,371,947 in loans made to certain executive officers by the Company was outstanding at December 31, 1998. Such loans bear interest at the interest rate of borrowings under the Company's bank credit facility and are payable quarterly. See "Executive Compensation--Limited Purpose Employee Loan Program" for a description of such loans.

                                 OTHER MATTERS

    The Board of Trustees knows of no business that will be presented at the Annual Meeting other than the election of seven trustees. Because the Company did not receive by March 22, 1999 notice of any matter intended to be raised by a shareholder, proxies will be voted in respect of any other matters as may properly come before the Annual Meeting in accordance with the recommendation of the Board of Trustees or, if no such recommendation is given, in the discretion of the person or persons voting the proxies.

               SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

    Any proposal of a shareholder intended to be presented at the Company's annual meeting of shareholders (the "2000 Meeting"), which the Company's Bylaws require be held in May 2000, and to be considered for inclusion in the Company's proxy and proxy statement related to the 2000 Meeting must be received by the Secretary of the Company by December 14, 1999.

    Any shareholder intending to propose any matter at the 2000 Meeting but not intending for the Company to include the matter in its proxy statement must notify the Company by March 20, 2000 of such intention. If the Company does not receive such notice by that date, the notice will be considered untimely. The Company's proxy for the 2000 Meeting will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any such matter of which the Company does not receive notice by March 20, 2000.

    Any shareholder wishing to submit a proposal at the 2000 Meeting must also comply with certain provisions of the Company's Declaration of Trust and Bylaws (collectively, the "Charter Documents"). The Charter Documents require written notice of any such proposal (and certain other information) to be delivered to the Secretary of the Company generally not later than 60 days in advance of the date of the previous year's meeting. The Company will provide (without charge) a copy of the Charter Documents to any holder of record of Common Shares.

    Notices regarding shareholder proposals and requests for copies of the Charter Documents should be directed to: Secretary, Great Lakes REIT, 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Trustees,

                                                     [SIGNATURE]

                                          Richard L. Rasley
                                          SECRETARY

April 6, 1999

P R O X Y                       GREAT LAKES REIT

The undersigned shareholder of Great Lakes REIT, a Maryland real estate investment trust (the "Company"), hereby appoints Richard A. May and Richard L. Rasley as proxies for the undersigned, with the full power of substitution in each of them, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 19, 1999 at 10:00 a.m., Central Time, at The Lodge at McDonald's Corporation Office Campus, 2815 Jorie Boulevard, Oak Brook, Illinois, and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting, and at any and all adjournments or postponements thereof, upon the following matters that are more fully described in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting. The votes entitled to be cast by the undersigned will be cast in the manner directed below. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast for each of the nominees for Trustee, and in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

1.         ELECTION OF TRUSTEES.
           / /  FOR all nominees listed below. (except as marked to the contrary below)
           (Instruction: To withhold autority to vote for any individual nominee mark the box next to the nominee's name below)
           / /  Richard A. May        / /  James J. Brinkerhoff  / /  Patrick R. Hunt       / /  Daniel E. Josephs
           / /  Daniel P. Kearney     / /  Edward Lowenthal      / /  Donald E. Philips

2.         TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
           ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDERS.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                              Number of Shares:
                                              Name of Shareholder:
                                              ----------------------------------
                                              Signature of Shareholder(s):

                                              ----------------------------------
                                              Date